July 22, 2016

FILED VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C.  20549

Re:                             Miller/Howard Funds Trust (the “Trust”)

File Nos.:  333-207738 and 811-23111

Dear Sir or Madam:

Attached for filing on behalf of the Trust pursuant to Rule 497(e) under the Securities Act of 1933, as amended, please find exhibits containing interactive data relating to certain series of the Trust (the “Funds”). The interactive data mirrors the summary information in the prospectus, which was revised on June 30, 2016 under Rule 497(e) (SEC Accession No. 0001104659-16-130337). This filing is being made for the sole purpose of submitting the XBRL exhibits for the Funds.

If you have any questions concerning the foregoing, please contact Thomas Majewski, counsel to the Trust, at (212) 848-7182.

Sincerely,

/s/ Thomas A. Bausch

Thomas A. Bausch, Esq.
For U.S. Bancorp Fund Services